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                                                                   Exhibit 23.01

                              Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated March 10, 2000 on the financial statements of Tudor Fund for Employees L.P. for the year ended December 31, 1999 and to all references to our Firm included in or made a part of this Registration Statement of Tudor Fund for Employees L.P. filed on Form S-1 with the Securities and Exchange Commission.


                                        ARTHUR ANDERSEN LLP

New York, New York
May 25, 2000
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                              Arthur Andersen LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report dated February 7, 2000 on the financial statements of Second Management LLC for the year ended December 31, 1999 and to all references to our Firm included in or made a part of this Registration Statement of Tudor Fund for Employees L.P. filed on Form S-1 with the Securities and Exchange Commission.


                                        ARTHUR ANDERSEN LLP

New York, New York
May 25, 2000